                      FIRST AMENDMENT TO FOURTH AMENDED
                   AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated and effective as of July 6, 1999 by and among THE GSI GROUP, INC., a Delaware corporation (the "Borrower"), the several financial institutions which are or may from time to time become parties to this Agreement (each a "Bank" and collectively, the "Banks") and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank), as "Agent" for the Banks.

                                   RECITALS

     A. Borrower, the Agent and Banks entered into a Fourth Amended and Restated Loan and Security Agreement dated as of February 4, 1999 (the "Loan Agreement").

     B. Borrower, the Agent and Banks desire to amend the Loan Agreement as hereinafter provided effective as of the date hereof, except for certain financial covenants set forth in Article VIII of the Loan Agreement which are amended effective as of March 31, 1999 in order to reflect Borrower's actual performance for the fiscal quarter then ended and for all periods thereafter.

     NOW THEREFORE, in consideration of the foregoing Recitals, and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings specified for such terms in the Loan Agreement. All references herein to Articles and Sections shall mean the Articles and Sections of the Loan Agreement.

     2. Amendments to the Loan Agreement. (a) The definition of the term "Applicable Margin" set forth in Section 1.1 is hereby modified in its entirety to read as follows:

          "'Applicable Margin' shall mean with respect to Euro-Dollar Loans, Floating Rate Loans and the Non-Use Fee, the rate per annum determined as set forth below:

                      [SEE CHART ON NEXT PAGE]

-------------------------------------------------------------------------------
   Senior Debt to EBITDA Ratio     Applicable    Applicable    Applicable
                                     Margin      Margin for    Margin for
                                   for Euro-    Non-Use Fee   Floating Rate
                                  Dollar Loans                   Loans
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Greater Than or    And Less
     Equal to          Than
-------------------------------------------------------------------------------
    3.00 to 1                           3.50%          .50%            .75%
-------------------------------------------------------------------------------
    2.75 to 1       3.00 to 1           3.25%         .375%            .50%
-------------------------------------------------------------------------------
    2.50 to 1       2.75 to 1           3.00%         .375%             50%
-------------------------------------------------------------------------------
    2.25 to 1       2.50 to 1           2.75%         .375%            .50%
-------------------------------------------------------------------------------
    2.00 to 1       2.25 to 1           2.50%          .25%            .25%
-------------------------------------------------------------------------------
    1.75 to 1       2.00 to 1           2.25%          .25%              0
-------------------------------------------------------------------------------
    1.50 to 1       1.75 to 1           2.00%          .20%              0
-------------------------------------------------------------------------------
    1.25 to 1       1.50 to 1           1.75%          .20%              0
-------------------------------------------------------------------------------
                    1.25 to 1           1.50%          .20%              0
-------------------------------------------------------------------------------

            Any change in the Applicable Margin due to a change in the Senior Debt to EBITDA Ratio shall take place upon receipt by Agent of the Compliance Certificate pursuant to Section 7.01(E) indicating such change in the Senior Debt to EBITDA Ratio."

The Applicable Margin in effect as of the date hereof is 3.50% for Euro-Dollar Loans; .75% for Floating Rate Loans; and .50% for Non-Use Fee.

     (b) The following definitions are hereby added to Section 1.1 of the Loan Agreement:

               "'Excess Collateral Availability' shall mean, as of any date, the amount by which the lesser of (x) the Available RCL Amount or (y) the Borrowing Base exceeds the sum of (i) the aggregate face amounts of all Letters of Credit issued by the Issuing Bank for the account of Borrower and outstanding or drawn but unreimbursed as of such date (ii) the amount of Subsidiary Borrower Revolving Credit Loans outstanding as of such date, (iii) $5,000,000 of Debt of FarmPro, Inc. guaranteed by Borrower and (iv) the amount of Revolving Credit Loans outstanding as of such date.

               'Lock Box Account' shall have the meaning specified in
               Section 7.14.

               'Lock Box Agreement' shall have the meaning specified in
               Section 7.14."

     (c) Clause (iii) of Section 2.01(A) is hereby modified to read as follows:

               "(iii) $5,000,000 of Debt of FarmPro, Inc. guaranteed by
               Borrower"

     (d)  Clause (F) of Section 6.14 is hereby modified to read as follows:

               "(F) Debt in the form of the guarantee of Debt of FarmPro, Inc., a Pennsylvania corporation in an aggregate amount not in excess of $5,000,000 at any time outstanding"

     (d)  Section 7.01(D) is hereby modified to read as follows:

               "(D) at the Closing, thereafter no later than 15 days after the end of each calendar quarter, and at such other times as Agent shall request, an accounts receivable aging in form satisfactory to Agent;"

     (e)  Section 7.01(J) is hereby modified to read as follows:

               "(J) immediately upon Agent's request, copies of all regular, periodic or special reports of the Company or any Subsidiary thereof filed with the Securities and Exchange Commission or any other Governmental Authority succeeding to any of the principal ftinctions thereof; and"

     (f)  Section 7.01(K) is hereby modified to read as follows:

               "(K) at the Closing, thereafter no less often than weekly within 2 Business Days of the end of the immediately preceding week, and at such other times as Agent shall request, a borrowing base certificate in the form of Exhibit."

     (g)  The following Section 7.14 is hereby added to the Loan Agreement.

               "7.14 Lock Box Account. (a) Borrower shall at all times maintain a lock box account (the "Lock Box Account"), and shall enter a Lock Box Agreement, with Agent in the form customarily used by Agent (the "Lock Box Agreement").

               (b) If at any time Excess Collateral Availability is less than $2,000,000 or if an Event of Default has occurred and is continuing, then in addition to Agent's rights with respect to the Lock Box Account, (i) Agent shall have the rights, remedies and powers set forth in Section 9.05 and (ii) Agent shall have the right to apply to the payment of the Obligations then due and owing any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with the Agent or any Bank, and the Agent or such Bank shall give reasonably prompt notification to

          Borrower after such application. Without limiting the generality of the foregoing, Agent shall the right to receive and open mail addressed to Borrower, to receive cash, checks, drafts, notes and other instruments for the payment of money and to credit any amounts so received against the Obligations then due and owing."

     (h)  Sections 8.01 and 8.02 are hereby modified to read as follows:

               "8.01 EBITDA. Have and maintain at all times in respect of any period of four consecutive calendar quarters ending with a calendar quarter set forth below EBITDA of not less than as follows:

               ---------------------------------------------------------------
                  Period    1Q, 2Q &   4Q99, 1Q &    3Q & 4Q00   1Q, 2Q, 3Q &
                              3Q99        2Q00                       4Q01
               ---------------------------------------------------------------

               ---------------------------------------------------------------
                 in 000's   $12,000     $15,000       $20,000      $22,000
               ---------------------------------------------------------------

               8.02 Senior Debt to EBITDA. Have a Senior Debt to EBITDA Ratio of not more than (i) 4.75 to 1.00 as of the end of each calendar quarter through and including the calendar quarter ending June 30, 1999, (ii) 4.00 to 1.00 as of the end of the calendar quarter ending September 30, 1999, (iii) 3.25 to 1.00 as of the end of the calendar quarters ending December 31, 1999, March 31, 2000 and June 30, 2000 and (iv) 2.75 to 1.00 as of the end of each calendar quarter thereafter."

     3. Additional Modifications to Loan Agreement. (a) Notwithstanding anything contained in the definition of the term "Eligible Account" in Section
1.01 to the contrary, from and after the date hereof through August 31, 1999, 25% (up to a maximum of $2,000,000) of the aggregate face amount of Uninsured Foreign Accounts shall be deemed to be "Eligible Accounts" provided such Uninsured Foreign Accounts meet all of the requirements of clauses (A) and (C) through (N) of said definition. For purposes of this paragraph 3(a), the term "Uninsured Foreign Accounts" shall mean any Account owing from Account Debtors other than Domestic Account Debtors which is secured neither by a letter of credit nor credit insurance.

     (b) Notwithstanding anything contained in the Loan Agreement to the contrary, the Revolving Credit Loan Commitment shall be increased to be as follows:

               ---------------------------------------------------------------------------------------------------------
                                            From the date of this Amendment       From November 1, 1999 through
                                            through October 31, 1999              November 30, 1999
               ---------------------------------------------------------------------------------------------------------
                Amount of the Revolving    the lesser of (x) $5,000,000 plus the  the lesser of (x) $2,500,000 plus
                Credit Loan Commitment     Available RCL Amount or (y) the        the Available RCL Amount or (y)
                                           Borrowing Base                         the Borrowing Base
               ---------------------------------------------------------------------------------------------------------

From and after December 1, 1999, the Revolving Credit Loan Commitment shall not exceed the lesser of (x) the Available RCL Amount or (y) the Borrowing Base. Any amounts otherwise available under the Revolving Credit Loan Commitment pursuant to this paragraph 3(b) shall nevertheless remain subject to the provisions of the last sentence of the first grammatical paragraph of Section 2.01(A) and to the other terms, conditions and limitations contained in the Loan Agreement.

     4. Certain Documents; Fee. (a) Simultaneously with the execution and delivery of this Amendment, Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent the following:

               (i) Substitute Revolving Credit Notes payable to the order of LaSalle Bank National Association and Mercantile Bank National Association, respectively; and

               (ii) An Officer's Certificate as to No Defaults from Borrower.

All of documents described in clauses (i) and (ii) above shall be deemed "Documents" within the meaning of that term as used in the Loan Agreement.

     (b) Simultaneously with the execution and delivery of this Amendment and the Documents described in paragraph 4(a) above, Borrower shall pay an amendment fee of $60,000 to Agent.

     (c) Simultaneously with the execution and delivery of this Amendment and the Documents described in paragraph 4(a) above, Borrower shall deliver an opinion of legal counsel in form and substance satisfactory to Agent.

     5. Representations and Warranties. To induce Banks to enter into this Amendment, Borrower hereby represents and warrants to Banks that the execution and delivery of this Amendment and the Documents described in paragraph 4 above to which Borrower is a party have been duly authorized by all necessary corporate action on the part of Borrower and this Amendment and said Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute legal and binding obligations of Borrower, enforceable against it in accordance with their terms.

     6. Reimbursement of Expenses. To further induce Banks to enter into this Amendment, Borrower hereby agrees to pay on demand all costs and expenses of Banks (including, without limitation, attorneys' fees and disbursements) incurred by Banks in connection with the preparation, negotiation, execution and delivery of this Amendment and the Documents contemplated hereby.

     7. Readoption. Borrower hereby remakes and readopts each and every covenant, representation and warranty set forth in the Loan Agreement and the other Documents. Borrower represents and warrants to Banks that no Event of Default has occurred and is continuing and no event has occurred or condition exists that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

     8. No Waiver. Nothing contained in this Amendment shall be deemed to constitute or shall be construed as a waiver of any rights, remedies or security granted to Banks under the Loan Agreement or any of the other Documents executed and delivered in connection therewith.

     9. No Other Modification. Except as expressly set forth herein, all of the terms, covenants, agreements and conditions set forth in the Loan Agreement shall remain unmodified and in full force and effect. To the extent any of such terms, covenants, agreements or conditions in any of the other Documents executed and delivered in connection with the Loan Agreement or this Amendment may contradict or be in conflict with the Loan Agreement, as amended hereby, such terms, covenants, agreements and conditions are hereby deemed modified and amended accordingly, effective as of the date hereof, to reflect the terms and conditions of the Loan Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                       BORROWER:

                                       THE GSI GROUP, INC.

                                       By: /s/ Russell C. Mello
                                           -------------------------------------
                                       Its: Asst. Treasurer
                                            ------------------------------------

                                       BANKS:

                                       LASALLE BANK NATIONAL ASSOCIATION
                                       (formerly known as LaSalle National
                                       Bank), as both Agent and a Bank within
                                       the meaning of the Amendment

                                       By: /s/ Andrew J. Hykes
                                           -------------------------------------
                                       Its: AVP
                                            ------------------------------------

                                       MERCANTILE BANK NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------

                       SUBSTITUTE REVOLVING CREDIT NOTE
                       --------------------------------

$43,333,000.00                                                 Chicago, Illinois
                                                                    July 6, 1999


     FOR VALUE RECEIVED, The GSI Group, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of LaSalle National Bank, a national banking association (the "Bank"), at the Agent's Payment Office (as defined in the Loan Agreement), on or before February 1, 2002, the principal sum of $43,333,000.00, or the aggregate amount outstanding as endorsed on the grid attached to this Note (or recorded in the Bank's books and records, if the Bank is titleholder hereof), pursuant to a certain Fourth Amended and Restated Loan and Security Agreement made by and among the Maker, LaSalle National Bank, as agent, and signatory banks including the Bank dated as of February 4, 1999, as amended by a First Amendment thereto as of even date herewith and as the same may be further amended from time to time (the "Loan Agreement"), the terms of which are incorporated by reference and made a part of this Note as though fully set out herein. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The amount advanced and outstanding under the Loan Agreement as shown on the grid attached hereto or the books and records of the Bank shall be considered correct and conclusively binding on the Maker, absent manifest error.

     The Maker further promises to pay interest on the aggregate principal amount hereof from time to time outstanding as provided in the Loan Agreement.

     All payments received from the Maker hereunder shall be applied by the Agent in accordance with the terms of the Loan Agreement.

     This Note and any renewals and extensions hereof, and any other Obligations of the undersigned to the Holder hereof (the term "Holder" shall include the Bank and any subsequent holder hereof) due or to become due, now existing or hereafter contracted, and howsoever acquired by the Holder, are secured in the manner described in the Loan Agreement.

     This Note is issued under the Loan Agreement and this Note and the Holder is entitled to all of the benefits provided for by the Loan Agreement or referred to therein, to which Loan Agreement reference is made for a statement thereof. Pre-payments may be made hereon only at the times, in the events and in the manner provided in the Loan Agreement.

     All unpaid amounts owing on this Note or on any other Obligations immediately shall become due and payable as provided in the Loan Agreement.

     Upon the occurrence of an Event of Default, the Maker hereby agrees that the Bank may offset all money, bank or other deposits or credits now or hereafter held by the Bank or owed by the

Bank to the Maker against all amounts due under this Note or against any other amounts which may be due the Bank from the Maker.

     No clause or provision contained in this Note or any documents related hereto shall be construed or shall so operate (a) to raise the interest rate set forth in this Note above the lawful maximum, if any, in effect from time to time in the applicable jurisdiction for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind contemplated, or (b) to require the payment or the doing of any act contrary to law, but if any clause or provision contained shall otherwise so operate to invalidate this Note, in whole or in part, then (i) such clauses or provisions shall be deemed modified to the extent necessary to be in compliance with the law, or (ii) to the extent not possible, shall be deemed void as though not contained and the remainder of this Note and such document shall remain operative and in full force and effect.

     All makers and any endorsers, guarantors, sureties, accommodation parties and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse or suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms of this Note, including time for payment, and further agree that any such renewals, extension or modification of the terms of this Note or the release or substitution of any security for the indebtedness under this Note or any other indulgences shall not affect the liability of any of the parties for the indebtedness evidenced by this Note. Any such renewals, extensions or modifications may be made without notice to any of said parties.

     The Maker shall be liable to the Holder for all costs and expenses incurred in connection with collection, whether by suit or otherwise, of any amount due under this Note, including, without limitation, reasonable attorneys' fees, as more fully set forth in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

     This Note evidences Senior Indebtedness and Designated Senior Indebtedness under the terms of that certain Indenture dated November 5, 1997 between the Maker and LaSalle National Trust, N.A., as trustee as supplemented through and including the date hereof regarding the Maker's $100,000,000 aggregate principal amount of 10.25% Senior Subordinated Notes due 2007.

     This Note is delivered in substitution for, but not in payment of, that certain Substitute Revolving Credit Note made by the Maker in the original principal amount of $40,000,000.00 and date February 4, 1999.

                                       THE GSI GROUP, INC.

                                       By: /s/ Russell C. Mello
                                           -------------------------------------
                                       Title: Asst. Treasurer
                                              ----------------------------------

                       SUBSTITUTE REVOLVING CREDIT NOTE
                       --------------------------------

$21,667,000.00                                                 Chicago, Illinois
                                                                    July 6, 1999

     FOR VALUE RECEIVED, The GSI Group, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of Mercantile Bank, National Association, a national banking association (the "Bank"), at the Agent's Payment Office (as defined in the Loan Agreement), on or before February 1, 2002, the principal sum of $21,667,000.00, or the aggregate amount outstanding as endorsed on the grid attached to this Note (or recorded in the Bank's books and records, if the Bank is titleholder hereof), pursuant to a certain Fourth Amended and Restated Loan and Security Agreement made by and among the Maker, LaSalle National Bank, as agent, and the signatory banks including the Bank dated as of February 4, 1999, as amended by a First Amendment thereto dated as of even date herewith, and as the same may be further amended from time to time (the "Loan Agreement"), the terms of which are incorporated by reference and made a part of this Note as though fully set out herein. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The amount advanced and outstanding under the Loan Agreement as shown on the grid attached hereto or the books and records of the Bank shall be considered correct and conclusively binding on the Maker, absent manifest error.

     The Maker further promises to pay interest on the aggregate principal amount hereof from time to time outstanding as provided in the Loan Agreement.

     All payments received from the Maker hereunder shall be applied by the Agent in accordance with the terms of the Loan Agreement.

     This Note and any renewals and extensions hereof, and any other Obligations of the undersigned to the Holder hereof (the term "Holder" shall include the Bank and any subsequent holder hereof) due or to become due, now existing or hereafter contracted, and howsoever acquired by the Holder, are secured in the manner described in the Loan Agreement.

     This Note is issued under the Loan Agreement and this Note and the Holder is entitled to all of the benefits provided for by the Loan Agreement or referred to therein, to which Loan Agreement reference is made for a statement thereof. Pre-payments may be made hereon only at the times, in the events and in the manner provided in the Loan Agreement.

     All unpaid amounts owing on this Note or on any other Obligations immediately shall become due and payable as provided in the Loan Agreement.

     Upon the occurrence of an Event of Default, the Maker hereby agrees that the Bank may offset all money, bank or other deposits or credits now or hereafter held by the Bank or owed by the

Bank to the Maker against all amounts due under this Note or against any other amounts which may be due the Bank from the Maker.

     No clause or provision contained in this Note or any documents related hereto shall be construed or shall so operate (a) to raise the interest rate set forth in this Note above the lawful maximum, if any, in effect from time to time in the applicable jurisdiction for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind contemplated, or (b) to require the payment or the doing of any act contrary to law, but if any clause or provision contained shall otherwise so operate to invalidate this Note, in whole or in part, then (i) such clauses or provisions shall be deemed modified to the extent necessary to be in compliance with the law, or (ii) to the extent not possible, shall be deemed void as though not contained and the remainder of this Note and such document shall remain operative and in full force and effect.

     All makers and any endorsers, guarantors, sureties, accommodation parties and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse or suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms of this Note, including time for payment, and further agree that any such renewals, extension or modification of the terms of this Note or the release or substitution of any security for the indebtedness under this Note or any other indulgences shall not affect the liability of any of the parties for the indebtedness evidenced by this Note. Any such renewals, extensions or modifications may be made without notice to any of said parties.

     The Maker shall be liable to the Holder for all costs and expenses incurred in connection with collection, whether by suit or otherwise, of any amount due under this Note, including, without limitation, reasonable attorneys' fees, as more fully set forth in the Loan Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

     This Note evidences Senior Indebtedness and Designated Senior Indebtedness under the terms of that certain Indenture dated November 5, 1997 between the Maker and LaSalle National Trust, N.A., as trustee as supplemented through and including the date hereof regarding the Maker's $100,000,000 aggregate principal amount of 10.25% Senior Subordinated Notes due 2007.

     This Note is delivered in substitution for, but not in payment of, that certain Substitute Revolving Credit Note made by the Maker in the original principal amount of $20,000,000.00 and dated February 4, 1999.


                              THE GSI GROUP, INC.


                              By: /s/ Russell C. Mello
                                 _______________________________
                                      Russell C. Mello

                              Title:  Asst. Treasurer
                                    ____________________________

Schedule attached to Substitute Revolving Credit Note dated as of July 6, 1999 of The GSI Group, Inc., payable to the order of LaSalle National Bank.


                         LOANS AND PRINCIPAL PAYMENTS

                    Type of Loan &   Amount of   Unpaid
        Amount of   Applicable       Principal   Principal            Notation
Date    Loan Made   Interest Rate    Repaid      Balance    Currency  Made By
------------------------------------------------------------------------------



The aggregate unpaid principal amount shown on this schedule shall be considered correct and conclusively binding evidence of the principal amount owing and unpaid on this Note, absent manifest error. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrower under the Loan Agreement or under this Note to repay the principal amount of the loan together with all interest accruing thereon.

Schedule attached to Substitute Revolving Credit Note dated as of July 6, 1999 of The GSI Group, Inc., payable to the order of Mercantile Bank, National Association.



                         LOANS AND PRINCIPAL PAYMENTS

                   Type of Loan &   Amount of  Unpaid
        Amount of  Applicable       Principal  Principal            Notation
Date    Loan Made  Interest Rate    Repaid     Balance    Currency  Made By










The aggregate unpaid principal amount shown on this schedule shall be considered correct and conclusively binding evidence of the principal amount owing and unpaid on this Note, absent manifest error. The failure to record the date and amount of any loan on this schedule shall not, however, limit or otherwise affect the obligations of the Borrower under the Loan Agreement or under this Note to repay the principal amount of the loan together with all interest accruing thereon.

                          OFFICER'S CERTIFICATE AS TO
                         NO DEFAULT AND RELATED MATTERS
                         ------------------------------

  To:  LaSalle Bank National Association, as agent
       135 South LaSalle Street
       Chicago, Illinois 60603

       Reference is made to that certain First Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of July 6, 1999, among The GSI Group, Inc., LaSalle National Bank, as agent, and signatory financial institutions (the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Loan Agreement).

       As required by the Loan Agreement, and to induce the Banks to extend financial accommodations pursuant to the Loan Agreement, the undersigned hereby certifies to Bank that, as of the date hereof:

             (i) The representations and warranties set forth in the Loan Agreement are true and correct;

             (ii) No Event of Default has occurred and is continuing; and no event has occurred and is continuing that, with the giving of notice or passage of time or both, would be an Event of Default; and

             (iii) All liens on Collateral granted to Bank remain valid first priority liens (subject only to Permitted Liens), in full force and effect.

        This 6th day of July, 1999.



                                      /s/ Russell C. Mello
                                      ----------------------------------
                                      Name    Printed: Russell C. Mello
                                                      ------------------
                                      Title:  Asst. Treasurer
                                             ---------------------------